                                                               EXHIBIT 10(o)


                                 [LETTERHEAD]


                                November 1, 1992



Craig Turner
Chief Executive Officer
TM Century, Inc.
14444 Beltwood Parkway
Dallas, Texas  75244

                           Re:  Distribution Agreement
                                ----------------------

Dear Craig:

          This letter agreement (the "Agreement") when signed by both parties shall constitute the restated agreement between TM Century, Inc. ("TMC") and Radio Express, Inc. ("RE") for the distribution by RE of certain products of TMC (the "Licensed Products"). This Agreement supersedes the August 1, 1989 letter agreement between RE and TMC (formerly known as Century 21 Programming, Inc.) and all amendments thereto.

          1. LICENSED PRODUCTS. As used in this Agreement, Licensed Products shall include all radio products and programs owned or controlled by TMC during the term of this Agreement, including without limitation, the following, but excluding those programs and products of TMC listed on Exhibit A attached hereto:

               (a) HITDISC (including versions developed for markets outside of the United States), which is a weekly compact disc service which is manufactured and shipped weekly and contains re-recordings of recent single record releases being newly feature on United States radio stations in the "CHR", "AC", and "AOR" music format categories;

               (b) GOLDDISC libraries (including those developed for markets outside of the United States), which are compact disc libraries containing re-recordings of single record oldies, provided with a complete index and in the music formats of "Classic Hits", "Classic Rock", "Adult Contemporary", "Optional Adult Contemporary", "Mellow Adult Contemporary", "Optional Mellow Adult Contemporary", "CHR", "Urban", "Country", "Traditional Country", "TM Mix" and all combinations thereof;

               (c)  JINGLES (excluding the right to sell to

Craig Turner
TM Century, Inc.
November 1, 1992
Page 2



certain clients of TMC set forth on Exhibit B attached hereto, with whom TMC shall do business directly and exclusively), syndicated packages of jingle recordings packaged in a minimum of ten cuts per station, customized to the station's specifications and available in various formats;

               (d) PRODUCTION LIBRARIES (including an index describing all cuts and indicating their location on the compact discs), including:

                    (i)   MEGAMUSIC;

                    (ii)  LASER LIGHTNING;

                    (iii) COMPACT DISC PRODUCTION LIBRARY;

                    (iv)  GENERATION THREE; and

                    (v) WINNING SCORE (including the right to sell this library to television broadcast stations in RE's territory set forth in Paragraph 4).

               (e) The parties agree to negotiate in good faith on the terms and conditions of an agreement under which RE shall have certain rights to sell "Ultimate Digital Studio."

          2. GRANT OF RIGHTS. Subject to the terms and conditions of this Agreement, TMC hereby grants to RE the exclusive right, except where expressly noted otherwise in Paragraph 4, to market, advertise, license and distribute the Licensed Products in all media now or hereafter developed, including without limitation, radio stations, production companies and television stations in RE's territory (as defined in Paragraph 4). RE agrees that all licenses granted under its authority shall be granted as nearly as possible upon the terms contained in TMC's standard licensing agreement in the form attached hereto as Exhibit C.

          3. TERM. This Agreement shall commence on November 1, 1992 and shall continue until December 31, 1996 (the "Initial Term"), unless sooner terminated in accordance with Paragraph 11. Either party may terminate this Agreement effective at the end of the Initial Term by giving written notice in accordance with Paragraph 13(c) to the other party during the third calendar quarter of the final year of the Initial Term. If no such notice of termination is given by either party, the Agreement shall automatically extend for additional one year terms (each a

Craig Turner
TM Century, Inc.
November 1, 1992
Page 3


"Renewal Term") until such time as written notice of termination is given during the third calendar quarter of the Renewal Term then in effect. (The Initial Term and all Renewal Terms are collectively referred to herein as the "Term").

          4. TERRITORY. Except as otherwise provided in this Paragraph 4, RE shall have the exclusive worldwide marketing rights in the Licensed Programs exclusive of the fifty states of the United States, the United Kingdom, Japan, the Republic of Ireland and the C.I.S., including the fifteen republics comprising the former Soviet Union, subject to the following limitations: (i) RE's rights in Ireland shall be non-exclusive; (ii) RE's rights in Canada shall be limited to selling Hitdisc, Golddisc and Production Libraries to the radio stations listed on Exhibit D and such rights shall continue only through January 31, 1993; (iii) RE shall have no right to market Jingle Packages in New Zealand and Australia.

          5. LICENSE FEES CHARGED BY RE. Subject to the provisions of Paragraph 6, RE may use its sole discretion in determining license fees and payment terms for the License Products.

          6. DIVISION OF LICENSE FEES. The license fees actually collected by RE for each Licensed Product shall be divided between TMC and RE as follows:

                    (i) For Hitdisc, Golddisc and Production Libraries, 50% of adjusted gross license fees to each of TMC and RE; and

                    (iii) For Jingles, RE shall receive 10% of gross license fees, whether collected by TMC or RE, for any jingle sales in RE's territory, and TMC shall retain all other amounts.

                    As used in this Paragraph 6, "gross license fees" shall mean cash license fees actually received by RE in U.S. currency in the United States from distribution of the Licensed Products and "adjusted gross license fees" shall mean gross license fees less charges for freight, handling or similar items charged by RE to its licensees.

               (a) ACCOUNTING AND PAYMENT. Each party shall provide an accounting statement to the other party (and make any payments due under such accounting statement) within thirty (30) days following the end of each calendar quarter. Each party

Craig Turner
TM Century, Inc.
November 1, 1992
Page 4


shall only be required to account for and pay amounts actually received by such party in the United States. RE's accounting statement shall include a report indicating each transaction involving the Licensed Products, including customer name and product shipped. If RE shall be prohibited or restricted from making payments to TMC at the time when due and payable hereunder by reason of the laws of currency regulations of a country in RE's territory, RE shall promptly so advise to TMC in writing. Promptly following TMC's request, RE shall deposit any such blocked funds to the credit of TMC in a depository in such country or pay to such person as TMC may designate. All payments hereunder shall be subject to applicable taxation statutes, regulations and treaties.

               (b) AUDIT RIGHTS. Each party hereto (or a certified public accountant on such party's behalf) shall have the right to audit the books and records of the party relating to a particular accounting statement for a period of one year after the date such accounting statement is received by such party. All payments hereunder shall be subject to all applicable taxation statutes, regulations and treaties.

          7. RESPONSIBILITIES OF THE PARTIES. In addition to their other obligations under this Agreement, the parties shall have the following responsibilities:

               (a) RESPONSIBILITIES OF TMC. TMC shall, at its expense, perform the following functions: (i) deliver in a timely fashion to RE in Los Angeles all necessary copies of the Licensed Products packaged for shipping to RE's customers; (ii) provide to RE, in reasonable quantities, if available, promotional material and audio demos; and (iii) refer to RE any and all sales leads in RE's exclusive territory regarding the Licensed Products.

               (b) RESPONSIBILITIES OF RE. RE shall, at its expense, perform the following functions: (i) use its best efforts to advertise, promote, publicize and license the Licensed Products to radio stations, television stations and production companies in RE's territory; (ii) display and demonstrate the Licensed Products on field selling trips and at trade show and conventions; (iii) include the Licensed Products in catalogues mailed to prospective customers; and (iv) make all necessary shipments of the Licensed Products, invoice RE's licensees and collect License Fees.

          8.   ADVERTISING.  TMC will use its best efforts to

Craig Turner
TM Century, Inc.
November 1, 1992
Page 5

include in all print advertising relating to the Licensed Products, the following statement, together with RE's logo, telephone number, telecopier number and address: "Radio Express, Exclusive International Distributors."

          9. PERFORMANCE REVIEW. To provide TMC with the option of removing specific countries from RE's territory, both parties agree that upon review of "sales performance" by RE for the six month periods covering the months of January through June and July through December each year during the Term hereof, TMC may elect to set a "Performance Goal" to be achieved by RE in the following six-month period in a specific country within RE's territory, provided TMC notify RE in writing within 30 days following delivery of a standard accounting by RE as specified in Paragraph 6 of this Agreement. Any Performance Goal must be mutually agreed upon by the parties.

          In this context, "sales performance" is defined as gross license fees actually received by RE during the specific six-month period. A "Performance Goal" defined as gross license fees to be received for a subsequent six month period before revenue is shared, according to Paragraph 6 of this Agreement.

          Within 30 days after receipt of a subsequent six month report in which 80% of a Performance Goal is not attained, TMC may terminate this Agreement as it pertains to that specific country, provided actual termination does not occur until 30 days after written notice is provided by TMC.

          To illustrate the above, the following example is provided:

          --- On August 1, 1993, RE provided TMC with a standard transaction report covering revenues actually received during the period January through July, 1993 including those received from all countries including the Country of Mu. (Subtotals for each country will be reflected in the report).

          --- No later than August 30, 1993, TMC may notify RE, in writing, that a Performance Goal of $10,000 has been set for the Country of Mu and RE agrees to meet this goal for the period July - December 1993.

          --- On February 1, 1994, RE provides TMC with its standard Transaction Report. In this report, revenues of $6,000 are reported for Mu (only 60% of the Performance Goal.)

Craig Turner
TM Century, Inc.
November 1, 1992
Page 6



          --- No later than March 1, 1994, TMC may provide RE with written notice of termination of this Agreement as it pertains to Mu.

          --- 30 days after delivery of this notice to RE, the termination as to the Country of Mu takes effect.

          10. REPRESENTATIONS AND WARRANTIES. TMC represents and warrants that it has the right to enter into this Agreement and grant the rights herein granted to RE; that it is the sole owner of all rights in the Licensed Products; that the rights granted to RE hereunder shall be exclusive to RE and has made no other grant inconsistent with the rights granted herein; that the exercise by RE of the rights granted herein will not violate or infringe any rights of any third parties. TMC agrees to defend, indemnify and hold harmless RE from any loss, damage, cost, expense claim or liability, including attorney's fees, which may result from a breach of any of the representations, warranties or covenants made by TMC herein. In the event of any event or claim against RE which may result in liability from TMC to RE under these indemnity provisions, RE shall have the right to defend against such claim, at TMC's cost, with counsel of RE's choice, and shall have the right to offset from amounts payable to TMC hereunder amounts not in excess of the potential liability to RE as a result of such claim.

          11.  DEFAULT AND TERMINATION.

               (a) If either party shall fail in the material performance of its obligations or representations and warranties hereunder, including but not limited to, either party's material failure to perform its respective responsibilities under Paragraph 7 of this Agreement or either party discontinuing its business operations, which failure is not cured within thirty
(30) days of the date of receipt of written notice thereof from the party, then the other party, in addition to any rights and remedies available to such party under this Agreement and applicable law, shall have the right to terminate this Agreement. In addition, if Tom Rounds and John Fodor die or become significantly disabled such that they are prevented from being actively involved in RE, TMC may give a termination notice to RE within thirty (30) days of such event. Any termination will be effective thirty (30) days following notice.

               (b) If pursuant to this Paragraph 11, TMC terminates the Agreement as a result of a material default by RE due to its failure to remit to TMC those amounts described in

Craig Turner
TM Century, Inc.
November 1, 1992
Page 7

Paragraph 6 thereof within 30 days after receipt of written notice from TMC expressly stating that TMC will terminate the Agreement if such payment is not rendered, TMC may assume responsibilities with respect to TMC products previously sold by RE. All royalties collected by TMC for sales serviced by TMC under this provision will be assigned in total to TMC. Any royalties collected by TMC for sales serviced by RE, including all sales of Licensed Product prior to termination, will be paid to RE after application of the appropriate license fee to TMC pursuant to Paragraph 6 of the Agreement. If TMC invokes this provision, RE will make available to TMC all contract, billing and accounts receivable information for TMC product sales.

          12. SECURITY INTEREST. RE agrees to grant to TMC a subordinated security interest in its (TMC's) portion of "Receivables" (as hereinafter defined) derived from RE's exploitation of the Licensed Products as per paragraph 6 of the Agreement. For the purposes of this paragraph, "Receivables" shall mean accounts, instruments, documents, chattel paper, and general intangibles in which RE has or later acquires rights, solely relating to RE's exploitation of Licensed Products under the Agreement. TMC's security interest shall have a ceiling initially set at $200,000 subject to increase in $50,000 increments if royalties in any one quarterly reporting period exceed the then current ceiling amount. TMC's security interest shall be subordinate to any other secured financing obligations, past, present or future, incurred by RE. RE agrees to execute a UCC-1 financing statement and file such statement with the Secretary of State of California reflecting the security interest described herein, in form and substance mutually approved by the parties.

          13.  GENERAL.

               (a) The titles of the Paragraphs of this Agreement are for convenience only and shall not in any way affect the interpretation of any Paragraph of this Agreement or of the Agreement itself.

               (b) A waiver by either party of any of the terms of conditions of this Agreement in any instance shall not be deemed or construed to be a waiver of such term or condition for the future, or of subsequent breach thereof. All remedies, rights, undertakings, obligations and agreements contained in this Agreement shall be cumulative and none of them shall be in limitation of any other remedy, rights, undertaking, obligation or agreement of either party.

Craig Turner
TM Century, Inc.
November 1, 1992
Page 8


               (c) All notices and other communications to be given to any party hereto shall be in writing and shall be personally delivered or sent by United States registered or certified mail, postage prepaid, return receipt requested or certified mail, postage prepaid, return receipt requested, or by telecopier, and shall be deemed to be given for purposes of this Agreement on the day that such writing is delivered or sent to the intended recipient thereof in accordance with the provisions of this Paragraph 12(c), except in the case of a notice sent by mail, such notice shall be deemed given 3 days after posting. Unless otherwise specified in a notice sent or delivered in accordance with the foregoing provisions of this Paragraph 12(c), notices and other communications in writing shall be given to the respective parties hereto at their respective addresses (or to their respective telecopier numbers) indicated below:

          If to Radio Express, Inc.:

          3575 Cahuenga Boulevard West
          Suite 390
          Los Angeles, California  90068
          Attention:  Thomas Rounds
          Telecopier No. (213) 874-7753

          With a copy to:

          Rosenfeld, Meyer & Susman
          9601 Wilshire Boulevard
          Fourth Floor
          Beverly Hills, California  90210
          Attention:  William B. Kirshenbaum
          Telecopier No. (310) 271-6430

          If to TM Century, Inc.

          TM Century, Inc.
          14444 Beltwood Parkway
          Dallas, Texas  75244
          Attention:  Craig Turner
          Telecopier No. (214) 448-0010
                         -----------------

          With a copy to:

          See attached_______________________
          ___________________________________
          Telecopier No. ____________________

               (d)  This Agreement and all matters or issues

IN ADDITION TO WRITTEN NOTICE BEING SENT TO CRAIG TURNER AT TM CENTURY'S CORPORATE ADDRESS, COPIES OF LEGAL NOTICE SHOULD BE SENT TO:

VIAL, HAMILTON, KOCH & KNOX
1717 MAIN STREET  SUITE 4400
DALLAS, TEXAS  75201
FAX NUMBER (214) 712-4402
ATTN: MR. MIKE TARSKI







14444 Beltwood Parkway - Dallas, TX 75244 - (214) 934-2121 - (800) 937-2100 -
FAX (800) 749-2121

Craig Turner
TM Century, Inc.
November 1, 1992
Page 9



collateral thereto shall be governed by the laws of the State of California applicable to contracts entered into and to be performed entirely therein. Any action or proceeding of whatsoever kind or nature, with respect to or rising out of this Agreement may, if brought by any party hereto, be instituted and tried in the federal or state courts located in the State of California, and each party hereto waives any right to cause such action or proceeding, services of process upon a party hereto may be accomplished by sending process in the manner specified herein for the giving of notice to such party, in which event such party shall be considered as having consented and submitted to the jurisdiction of the court in which such action or proceeding shall have been instituted. In the event of any action or proceeding to interpret or enforce this Agreement, the prevailing party shall be entitled to receive its costs incurred in connection therewith, including reasonable attorneys fees.

               (e) This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter herein contained, supersedes all prior agreements, understandings, representations or warranties with respect to such subject matter and this Agreement cannot be changed or modified except in as writing signed by both parties.

               (f) If any provision of this Agreement, as applied to either party or to any circumstances, shall be adjudged by a court to be void or unenforceable, the same shall in no way affect any other provision of this Agreement, or the validity of this Agreement.

               (g) Nothing in this Agreement shall be construed to create or evidence a joint venture, partnership or agency relationship between the parties hereto and neither party shall have the right to bind the other party without the express written consent of the other party.

Craig Turner
TM Century, Inc.
November 1, 1992
Page 10


          Please indicate your acceptance of the terms of this Agreement by signing below and returning a signed copy of this letter.

                                    Very truly yours,

                                    RADIO EXPRESS, INC.


                                    By: /s/ THOMAS E. ROUNDS
                                       ---------------------------
                                       Thomas E. Rounds, President



AGREED AND ACCEPTED:

TM CENTURY, INC.


By: /s/ PHILLIP CRAIG TURNER
    ----------------------------
    Craig Turner
    Chief Executive Officer

                                    EXHIBIT A

           SCHEDULE OF EXCLUDED TM CENTURY RADIO PRODUCTS AND PROGRAMS



     1)   "ULTIMATE DIGITAL STUDIO" (U.D.S.) IN ALL, OR PART.

     2)   PRODUCTS FROM TM CENTURY TELEVISION DIVISION

                                    EXHIBIT B

            SCHEDULE OF EXCLUDED TM CENTURY CLIENTS FOR JINGLE SALES



     1)   MIKE BIANCO, WHO OWNS WHITE COMMUNICATIONS IN ROME, ITALY.

     2)   MUSIC & IMAGES, BASED IN HOLLAND

Craig Turner
TM Century, Inc.
November 1, 1992
Page 13



                                    EXHIBIT C

                     TM CENTURY STANDARD LICENSING AGREEMENT

SEE ATTACHED EXAMPLES BY PRODUCT.

Craig Turner
TM Century, Inc.
November 1, 1992
Page 14



                                    EXHIBIT D

          PERMITTED CANADIAN RADIO STATIONS FOR SALES BY RADIO EXPRESS


SEE ATTACHED LIST PROVIDED BY RADIO EXPRESS

STATION        CITY, PROVINCE           PRODUCTS
-------        --------------           --------
CKCL           Truro, NS                GOLDDISC
CKEN           Kentville, NS            GOLDDISC, HDISC
CKJB           Barrie, ON               GOLDDISC
CKWM           Kentville, NS            GOLDDISC
CKGB           Timmins, ON              GOLDDISC
CKLY           Lindsay, ON              GOLDDISC, HITDISC
CKIK           Calgary, AB              MEGAMUSIC
CKSY           Chatham, ON              GOLDDISC, MEGAMUSIC
CFJO           Victoriaville, PQ        GOLDDISC
CHRC           Ste-Foy, PQ              GOLDDISC
CISN           Edmonton, AB             MEGAMUSIC
CJCJ           Woodstock, NB            GOLDDISC
CAN. RADIO NET Niagara Falls, ON        GOLDDISC
RAWLCO COM.    Calgary, AB              GOLDDISC (for CJME, CFFR,
                                            CKOM)
CJOY           Guelph, ON               GOLDDISC
CKPG/CIOI      Prince George, BC        GOLDDISC
CJEZ           Toronto, ON              GOLDDISC
CHYM           Kitchener, ON            GOLDDISC
CJMS/CKMF      Montreal, PQ             GOLDDISC (for RADIOMUTUEL,
          incl. CKTF, CJRP, CIMO, CHIK, CIKI, CJMM, CFTR, CJRS, CJRC)
TELEMEDIA      Toronto, ON              GOLDDISC (for CJCL,
CFCH/CKAT, CKBB/CFTI, CFOR, CKMP, CJCS, CFYN/CHAS, CKSO/CIGM,
                                             CKSL/CIQM, CFGB)
CJBX           London, ON               GOLDDISC
PELMOREX RADIO Sudbury, ON              GOLDDISC (for CJMX, CJQM,
               CKCY, CHUR, CHNO, CKAP, CHRO, CKNS, CFCL, CJNR, CFBR)
CJOB           Winnipeg, MB             GOLDDISC
CFCO           Chatham, ON              GOLDDISC
CKAN           Newmarket, ON            GOLDDISC
ST. LAWRENCE   Kingston, ON             GOLDDISC (for CKLC, CFLY,
                                              CFJR, CHXL)
CFMP           Peterborough, ON         GOLDDISC
CJRN/CJFT      Niagara, ON              GOLDDISC
POWER BROAD.   Montreal, PQ             GOLDDISC (for CKBB, CKCB,
CKLA, CJOY, CIAM, CHEX, CFMP, CKAR, CKQT, CFFX, CFMK, CFZZ, CJDM,
                                    CKSM, CFEL, CIKI, CFLP, CFVM)
CFGL           Laval, PQ                GOLDDISC
CKNW           Newwestminster, BC       GOLDDISC
CHML/CKDS      Hamilton, ON             GOLDDISC

Page 2


                 Protected Canadian Stations
                    8/3/92-12/31/92

Western & Central Canada

Station        City, Province           Products
-------        --------------           --------
CKBI           Prince Albert, SK        GOLDDISC, UDS
CKDM           Dauphin, MB              GOLDDISC
CKQR/CKGF      Castlegar, BC            GOLDDISC
CJCY           Medicine Hat, AB         GOLDDISC
CKDQ           Drumheller, AB           GOLDDISC
CHOO           Ajax, ON                 GOLDDISC
CFVR           Clearbrook, BC           GOLDDISC, HITDISC
CHRX           Vancouver, BC            GOLDDISC
CJCD           Yellowknife, NWT         GOLDDISC, HITDISC
CFMO/CFRA      Ottawa, ON               GOLDDISC (closed 8/3)
CKZZ           Vancouver, BC            GOLDDISC
CKRA/CFCW      Edmonton, AB             GOLDDISC
CJAT           Trail, BC                GOLDDISC
CKDO           Oshawa, ON               GOLDDISC
CJCY           Medicine Hat, AB         GOLDDISC
CKBI           Prince Albert, SK        GOLDDISC
CKIQ           Kelowna, BC              GOLDDISC
CHUC           Cobourg, ON              HITDISC
CKRW           White Horse, Yukon       GOLDDISC
CKDQ           Drumheller, AB           GOLDDISC
CHOO           Ajax, ON                 GOLDDISC
CKSW           Swift Current, SK        GOLDDISC
CKDM           Dauphin, MB              GOLDDISC
CJXX           Grande Prairie, AB       GOLDDISC
CIFM           Kamloops, BC             GOLDDISC
CFVR           Clearbrook, BC           GOLDDISC
CHWK           Chilliwack, BC           GOLDDISC
CHNI           Part Hardy, BC           GOLDDISC
CKOV/CKLZ      Kelowna, BC              GOLDDISC
CILK           kelowna, BC              GOLDDISC
CHRK           Kamloops, BC             GOLDDISC
CJVR           Melford, SK              GOLDDISC
CKSA           Lloydminster, AB         GOLDDISC
CJCY           Charlottetown, PEI       GOLDDISC
CJVI           Victoria, BC             GOLDDISC

          Radio Express Protect List
                  for
                 Canada